================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------
                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    --------


         Date of Report (Date of Earliest Event Reported): May 26, 2000


                          LEUCADIA NATIONAL CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    NEW YORK
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



        1-5721                                            13-2615557
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)



315 PARK AVENUE SOUTH, NEW YORK, N.Y.                          10010
----------------------------------------                     ----------
(Address of Principal Executive Offices)                     (Zip Code)


                                 (212) 460-1900
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================



NY2:\916581\01\jn8l01!.DOC\76830.0244

Item 5.    Other Events.
           ------------

                     The information set forth in the press release issued jointly by Leucadia National Corporation and Reliance Group Holdings, Inc., attached hereto as Exhibit 99.1, is incorporated herein by reference.


Item 7.    Financial Statements and Exhibits.
           ---------------------------------

                     (c)       Exhibits.
                               --------

                     99.1 Press release of Leucadia National Corporation and Reliance Group Holdings, Inc. dated
                               May 26, 2000.

SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 26, 2000
       ------------
                                        LEUCADIA NATIONAL CORPORATION

                                        By: /s/ Joseph A. Orlando
                                            ------------------------------
                                            Joseph A. Orlando,
                                            Vice President

EXHIBIT INDEX


Item No.
--------

99.1 Press release of Leucadia National Corporation and Reliance Group Holdings, Inc., dated May 26, 2000.